UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09333

Oppenheimer Main Street Small- & Mid- Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 6/29/2012

Item 1. Reports to Stockholders.

June 30, 2012

Oppenheimer Main Street Small- & Mid-Cap Fund®	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings
HollyFrontier Corp.	2.3%
Robert Half International, Inc.	1.8
Dunkin’ Brands Group, Inc.	1.8
Questcor Pharmaceuticals, Inc.	1.6
MSCI, Inc., Cl. A	1.5
AES Corp. (The)	1.5
Waste Connections, Inc.	1.5
Old Dominion Freight Line, Inc.	1.4
KBR, Inc.	1.3
PVH Corp.	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

Top Ten Common Stock Industries
Real Estate Investment Trusts	9.5%
Oil, Gas & Consumable Fuels	5.5
Specialty Retail	5.0
Health Care Providers & Services	4.3
Insurance	4.3
Software	3.5
Hotels, Restaurants & Leisure	3.2
Professional Services	3.1
IT Services	2.9
Semiconductors & Semiconductor Equipment	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

6	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of common stocks.

7	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended June 29, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1

Management Discussion of Fund Performance. Oppenheimer Main Street Small- & Mid-Cap Fund’s Class A shares (without sales charge) returned –0.85% during the one-year reporting period. On a relative basis, the Fund outperformed the Russell 2500 Index (the “Index”) and the Lipper Small Cap Core Fund Index, which returned –2.29% and –3.75%, respectively. The Fund’s outperformance relative to the Index stemmed primarily as a result of stronger relative stock selection in the health care and energy sectors. The most material underperforming sector for the Fund was industrials, where weaker relative stock selection detracted.

During the reporting period, the strongest performing holdings of the Fund were health care stocks Questcor Pharmaceuticals, Inc. and HealthSpring, Inc. Questcor Pharmaceuticals continued to benefit from new paid prescriptions for its Acthar drug for patients with multiple sclerosis as well as patients with nephrotic syndrome, which is a kidney disorder. HealthSpring rallied strongly in October 2011 after it was announced that Cigna would acquire the company for $3.8 billion. We closed out of our position.

Other top contributors to performance included HollyFrontier Corp. and Toll Brothers, Inc. HollyFrontier, the Fund’s largest holding at period end, is an oil refiner that benefited from a persistent price spread between the company’s oil inputs, based on West Texas Intermediate (WTI) prices, and product outputs, based on Brent crude oil prices. This dynamic improved the outlook for both earnings and cash generation at the company. Showing signs of a potential housing recovery in the U.S., luxury homebuilder Toll Brothers had solid stock performance, announcing new plans for expansion. The company retained its advantageous position as the largest luxury home builder in the U.S.

The most significant detractor from performance this period was Aruba Networks, Inc. Aruba is a global leader in enterprise network solutions. The company’s stock experienced declines over the closing months of the period as macroeconomic issues put pressure on tech stocks in general. The market grew concerned over information technology (IT) departments in the U.S. possibly deferring on IT investments as well as weakness in European government IT contracts.

Also detracting from results were industrials holdings KBR, Inc., Aecom Technology Corp. and Korn-Ferry International. KBR declined as a result of declining energy prices

1. June 29, 2012 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012.

8	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

which led to concerns over the possible deferral of capital spending projects. Aecom, a global provider of professional technical and management support services to a broad range of markets, declined in May after releasing a weakened outlook. Korn-Ferry is an executive recruitment company that experienced volatility in the midst of a challenging environment for executive recruitment, despite gaining market share from competitors.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 29, 2012. For all Classes, performance is measured over a ten fiscal-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the performance of the Russell 2500 Index and the Lipper Small Cap Core Fund Index. The Russell 2500 Index is a broad-based index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Lipper Small Cap Core Fund Index is an unmanaged index that includes the 30 largest mutual funds within the investment category as defined by Lipper Inc. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

9	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND PERFORMANCE DISCUSSION

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 6/29/121

1-Year  –6.55%      5-Year  –1.23%       10-Year  6.64%

10	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

.

Average Annual Total Returns of Class B Shares With Sales Charge of the Fund at 6/29/121

1-Year  –6.54%      5-Year  –1.20%       10-Year  6.78%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 15 for further information.

1. June 29, 2012 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012.

11	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND PERFORMANCE DISCUSSION

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 6/29/121

1-Year  –2.55%      5-Year  –0.80%       10-Year  6.49%

12	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class N Shares With Sales Charge of the Fund at 6/29/121

1-Year  –2.07%      5-Year  –0.31%       10-Year  6.98%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 15 for further information.

1. June 29, 2012 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012.

13	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND PERFORMANCE DISCUSSION

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class Y Shares of the Fund at 6/29/121

1-Year  –0.40%      5-Year  0.34%       10-Year  7.77%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 15 for further information.

1. June 29, 2012 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012.

14	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the potential impact of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 8/2/99. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

15	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Class A	$1,000.00	$1,096.30	$6.55
Class B	1,000.00	1,091.70	10.97
Class C	1,000.00	1,092.30	10.50
Class N	1,000.00	1,095.10	8.01
Class Y	1,000.00	1,099.00	4.37

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.50	6.31
Class B	1,000.00	1,014.29	10.56
Class C	1,000.00	1,014.74	10.11
Class N	1,000.00	1,017.11	7.71
Class Y	1,000.00	1,020.57	4.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Class A	1.26%
Class B	2.11
Class C	2.02
Class N	1.54
Class Y	0.84

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS    June 29, 2012*

	Shares	Value
Common Stocks—98.0%
Consumer Discretionary—17.3%
Auto Components—1.3%
Amerigon, Inc.[1]	105,930	$1,217,136
Cooper Tire & Rubber Co.	187,660	3,291,556
Dana Holding Corp.	2,531,998	32,434,894
Standard Motor Products, Inc.	220,896	3,110,216

		40,053,802
Distributors—1.0%
Pool Corp.	704,062	28,486,349
VOXX International Corp.[1]	246,970	2,301,760

		30,788,109
Diversified Consumer Services—0.6%
Bridgepoint Education, Inc.[1]	236,370	5,152,866
Capella Education Co.[1]	1,570	54,573
Coinstar, Inc.[1]	95,774	6,575,843
DeVry, Inc.	21,362	661,581
Grand Canyon Education, Inc.[1]	149,627	3,133,189
Regis Corp.	163,090	2,929,096

		18,507,148
Hotels, Restaurants & Leisure—3.2%
Ameristar Casinos, Inc.	307,372	5,462,000
Bob Evans Farms, Inc.	145,805	5,861,361
Brinker International, Inc.	283,797	9,044,610
CEC Entertainment, Inc.	84,119	3,059,408
Cheesecake Factory, Inc. (The)[1]	182,508	5,832,956
Cracker Barrel Old Country Store, Inc.	89,251	5,604,963
Denny’s Corp.[1]	166,220	738,017
Dunkin’ Brands Group, Inc.	1,650,763	56,687,201
Multimedia Games, Inc.[1]	35,910	502,740
P.F. Chang’s China Bistro, Inc.	10,722	551,861
Papa John’s International, Inc.[1]	120,516	5,732,946
Red Robin Gourmet Burgers, Inc.[1]	102,580	3,129,716

	Shares	Value
Hotels, Restaurants & Leisure Continued
Ruth’s Chris Steak House, Inc.[1]	21,540	$142,164
Town Sports International Holdings, Inc.[1]	50,650	673,139

		103,023,082
Household Durables—1.4%
CSS Industries, Inc.	46,430	954,137
Helen of Troy Ltd.[1]	97,091	3,290,414
Jarden Corp.	197,792	8,311,220
La-Z-Boy, Inc.[1]	305,890	3,759,388
Toll Brothers, Inc.[1]	892,210	26,525,403
Zagg, Inc.[1]	247,870	2,704,262

		45,544,824
Internet & Catalog Retail—0.0%
HSN, Inc.	12,890	520,112
Leisure Equipment & Products—0.1%
Leapfrog Enterprises, Inc.[1]	217,620	2,232,781
Polaris Industries, Inc.	5,736	410,009

		2,642,790
Media—1.9%
Cinemark Holdings, Inc.	132,320	3,023,512
Dish Network Corp., Cl. A	110,208	3,146,438
IMAX Corp.[1]	1,592,918	38,277,820
Interpublic Group of Cos., Inc. (The)	244,600	2,653,910
Regal Entertainment Group	170,010	2,339,338
Scholastic Corp.	168,880	4,755,661
Sinclair Broadcast Group, Inc., Cl. A	119,153	1,079,526
Valassis Communications, Inc.[1]	299,550	6,515,213

		61,791,418
Multiline Retail—0.6%
Big Lots, Inc.[1]	176,689	7,207,144
Dillard’s, Inc., Cl. A	64,901	4,132,896
Fred’s, Inc.	172,729	2,641,026
Saks, Inc.[1]	602,323	6,414,740

		20,395,806

18	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value
Specialty Retail—5.0%
Aaron’s, Inc.	142,320	$4,029,079
Advance Auto Parts, Inc.	71,217	4,858,424
AnnTaylor Stores Corp.[1]	257,791	6,571,093
Ascena Retail Group, Inc.[1]	390,562	7,272,264
Body Central Corp.[1]	147,940	1,331,460
Buckle, Inc. (The)	71,230	2,818,571
CarMax, Inc.[1]	793,473	20,582,690
Cato Corp., Cl. A	273,490	8,330,505
Chico’s FAS, Inc.	537,263	7,972,983
Dick’s Sporting Goods, Inc.	11,730	563,040
Express, Inc.[1]	328,643	5,971,443
Finish Line, Inc. (The), Cl. A	348,461	7,286,320
Foot Locker, Inc.	274,155	8,383,660
GameStop Corp., Cl. A	322,953	5,929,417
Hibbett Sports, Inc.[1]	9,650	556,902
Hot Topic, Inc.	350,560	3,396,926
Men’s Wearhouse, Inc. (The)	128,704	3,621,731
Monro Muffler Brake, Inc.	665,708	22,128,134
Pier 1 Imports, Inc.	1,875,684	30,817,488
RadioShack Corp.	26,650	102,336
Rent-A-Center, Inc.	26,740	902,208
Rue21, Inc.[1]	56,010	1,413,692
Sally Beauty Holdings, Inc.[1]	30,449	783,757
Staples, Inc.	28,410	370,751
Williams-Sonoma, Inc.	77,350	2,704,930

		158,699,804
Textiles, Apparel & Luxury Goods—2.2%
Fossil, Inc.[1]	357,537	27,365,882
Iconix Brand Group, Inc.[1]	18,543	323,946
Jones Group, Inc. (The)	37,550	358,978
PVH Corp.	525,953	40,913,884

		68,962,690
Consumer Staples—2.1%
Beverages—0.0%
Constellation Brands, Inc., Cl. A1	2,208	59,748

	Shares	Value
Beverage Continued
Cott Corp.[1]	50,640	$415,754

		475,502
Food & Staples Retailing—0.4%
Andersons, Inc. (The)	65,190	2,781,005
Casey’s General Stores, Inc.	639	37,695
Harris Teeter Supermarkets, Inc.	3,030	124,200
Roundy’s, Inc.	313,628	3,202,142
Safeway, Inc.	46,770	848,876
Spartan Stores, Inc.	74,949	1,358,825
Village Super Market, Inc., Cl. A	23,444	763,806
Weis Markets, Inc.	44,072	1,962,085

		11,078,634
Food Products—1.0%
Darling International, Inc.[1]	314,240	5,181,818
Smithfield Foods, Inc.[1]	48,430	1,047,541
TreeHouse Foods, Inc.[1]	412,931	25,721,472

		31,950,831
Household Products—0.3%
Church & Dwight Co., Inc.	169,797	9,418,640
Harbinger Group, Inc.[1]	16,730	130,327
Spectrum Brands Holdings, Inc.[1]	10,280	334,820

		9,883,787
Personal Products—0.4%
Medifast, Inc.[1]	358,962	7,064,372
Nu Skin Asia Pacific, Inc., Cl. A	20,129	944,050
USANA Health Sciences, Inc.[1]	112,686	4,633,648

		12,642,070
Tobacco—0.0%
Universal Corp.	16,555	766,993
Energy—6.5%
Energy Equipment & Services—1.0%
Basic Energy Services, Inc.[1]	214,110	2,209,615
C&J Energy Services, Inc.[1]	280,460	5,188,510
Helix Energy Solutions Group, Inc.[1]	339,140	5,565,287

19	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Energy Equipment & Services Continued
Helmerich & Payne, Inc.	60,240	$2,619,235
Key Energy Services, Inc.[1]	445,990	3,389,524
Matrix Service Co.[1]	176,404	2,002,185
Nabors Industries Ltd.[1]	62,680	902,592
Parker Drilling Co.[1]	976,714	4,404,980
Pioneer Drilling Co.[1]	51,710	412,129
RPC, Inc.	567,390	6,746,267

		33,440,324
Oil, Gas & Consumable Fuels—5.5%
Alon USA Energy, Inc.	201,998	1,708,903
Crosstex Energy, Inc.	75,640	1,058,960
CVR Energy, Inc.	4,800	127,584
Delek US Holdings, Inc.	153,428	2,698,799
Denbury Resources, Inc.[1]	205,390	3,103,443
Energy Partners Ltd.[1]	820,590	13,867,971
Energy XXI (Bermuda) Ltd.	216,283	6,767,495
Gran Tierra Energy, Inc.[1]	675,629	3,317,338
Green Plains Renewable Energy, Inc.[1]	157,500	982,800
HollyFrontier Corp.	2,083,656	73,823,932
Kosmos Energy Ltd.[1]	994,942	10,994,109
PAA Natural Gas Storage LP	923,647	16,505,572
Renewable Energy Group, Inc.[1,2]	818,930	6,084,650
Rex Stores Corp.[1]	63,970	1,248,694
Stone Energy Corp.[1]	20,086	508,979
Targa Resources Corp.	109,119	4,659,381
Tesoro Corp.[1]	245,417	6,125,608
TransGlobe Energy Corp.[1]	300,720	2,691,444
VAALCO Energy, Inc.[1]	834,466	7,201,442
Venoco, Inc.[1]	216,770	2,169,868
Warren Resources, Inc.[1]	420,525	1,009,260
Western Refining, Inc.	342,061	7,617,698

		174,273,930
Financials—21.3%
Capital Markets—1.0%
Federated Investors, Inc., Cl. B	176,331	3,852,832

	Shares	Value
Capital Markets Continued
Financial Engines, Inc.[1]	416,614	$8,936,370
KBW, Inc.	882,507	14,517,240
Knight Capital Group, Inc., Cl. A1	435,359	5,198,186

		32,504,628
Commercial Banks—2.4%
Banco Latinoamericano de Exportaciones SA, Cl. E	602	12,901
CapitalSource, Inc.	5,269,481	35,410,912
Citizens & Northern Corp.	32,937	627,450
CVB Financial Corp.	360,522	4,200,081
Eagle Bancorp, Inc.[1]	84,885	1,336,939
First Horizon National Corp.	48,553	419,983
FirstMerit Corp.	1,291,231	21,331,136
Huntington Bancshares, Inc.	704,504	4,508,826
Lakeland Financial Corp.	14,990	402,182
NBT Bancorp, Inc.	9,821	212,035
Old National Bancorp	234,250	2,813,343
Republic Bancorp, Inc., Cl. A	52,087	1,158,936
Southside Bancshares, Inc.	49,878	1,121,257
Univest Corp. of Pennsylvania	70,590	1,166,853
WesBanco, Inc.	87,474	1,859,697

		76,582,531
Consumer Finance—0.2%
Cash America International, Inc.	36,810	1,621,112
EZCORP, Inc., Cl. A1	212,654	4,988,863
First Cash Financial Services, Inc.[1]	8,176	328,430
World Acceptance Corp.[1]	2,496	164,237

		7,102,642
Diversified Financial Services—2.4%
Moody’s Corp.	701,270	25,631,419
MSCI, Inc., Cl. A1	1,443,343	49,102,529
NASDAQ OMX Group, Inc. (The)	98,530	2,233,675

		76,967,623

20	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value
Insurance—4.3%
Allied World Assurance Holdings Ltd.	8,995	$714,833
Alterra Capital Holdings Ltd.	419,804	9,802,423
American Equity Investment Life Holding Co.	39,392	433,706
American Financial Group, Inc.	221,244	8,679,402
AmTrust Financial Services, Inc.	540,678	16,063,543
Assurant, Inc.	142,590	4,967,836
Assured Guaranty Ltd.	969	13,663
Brown & Brown, Inc.	627,674	17,116,670
CNO Financial Group, Inc.	890,776	6,948,053
Everest Re Group Ltd.	1,150	119,014
FBL Financial Group, Inc., Cl. A	27,071	758,259
Greenlight Capital Re Ltd., Cl. A1	76,233	1,937,843
Hanover Insurance Group, Inc.	660	25,826
HCC Insurance Holdings, Inc.	244,907	7,690,080
Horace Mann Educators Corp.	268,516	4,693,660
Maiden Holdings Ltd.	124,045	1,076,711
Meadowbrook Insurance Group, Inc.	465,000	4,087,350
Montpelier Re Holdings Ltd.	120,790	2,571,619
PartnerRe Ltd.	41,360	3,129,711
Primerica, Inc.	288,177	7,702,971
ProAssurance Corp.	63,730	5,677,706
Protective Life Corp.	163,276	4,801,947
Reinsurance Group of America, Inc.	127,338	6,775,655
RenaissanceRe Holdings Ltd.	63,370	4,816,754
StanCorp Financial Group, Inc.	23,431	870,696
Symetra Financial Corp.	626,048	7,900,726
Torchmark Corp.	126,351	6,387,043
Tower Group, Inc.	28,826	601,599

		136,365,299

	Shares	Value
Real Estate Investment Trusts—9.5%
Acadia Realty Trust	37,410	$867,164
American Campus Communities, Inc.	87,719	3,945,601
Apartment Investment & Management Co.	94,580	2,556,497
Ares Commercial Real Estate Corp.	270,850	4,734,458
BRE Properties, Inc., Cl. A	19,762	988,495
Camden Property Trust	900	60,903
CBL & Associates Properties, Inc.	142,780	2,789,921
Chatham Lodging Trust	542,370	7,745,044
Colonial Properties Trust	35,420	784,199
CubeSmart	244,945	2,858,508
CYS Investments, Inc.	1,356,953	18,685,243
DCT Industrial Trust, Inc.	428,570	2,699,991
Digital Realty Trust, Inc.	486,880	36,550,082
Douglas Emmett, Inc.	40,060	925,386
Duke Realty Corp.	111,180	1,627,675
EastGroup Properties, Inc.	134,632	7,175,886
Education Realty Trust, Inc.	130,682	1,447,957
Essex Property Trust, Inc.	32,911	5,065,661
Extra Space Storage, Inc.	305,158	9,337,835
Federal Realty Investment Trust	65,323	6,799,471
First Industrial Realty Trust, Inc.[1]	202,892	2,560,497
Glimcher Realty Trust	183,394	1,874,287
Hatteras Financial Corp.	819,694	23,443,248
Healthcare Realty Trust, Inc.	134,370	3,203,381
Home Properties of New York, Inc.	119,344	7,322,948
LaSalle Hotel Properties	1,306,272	38,064,766
Liberty Property Trust	105,430	3,884,041
Mid-America Apartment Communities, Inc.	352,874	24,080,122
Omega Healthcare Investors, Inc.	120,700	2,715,750
Post Properties, Inc.	86,431	4,230,797
PS Business Parks, Inc.	61,310	4,151,913

21	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Real Estate Investment Trusts Continued
Ramco-Gershenson Properties Trust	203,919	$2,563,262
Realty Income Corp.	93,080	3,887,952
Regency Centers Corp.	81,570	3,880,285
RLJ Lodging Trust	6,940	125,822
Sabra Health Care REIT, Inc.	57,510	983,996
Sovran Self Storage, Inc.	108,593	5,439,423
Starwood Property Trust, Inc.	1,242,075	26,468,618
Sun Communities, Inc.	97,830	4,327,999
Sunstone Hotel Investors, Inc.[1]	185,360	2,037,106
Tanger Factory Outlet Centers, Inc.	267,437	8,571,356
Taubman Centers, Inc.	118,173	9,118,229
Weingarten Realty Investors	24,670	649,808

		301,231,583
Real Estate Management & Development—0.0%
Granite Real Estate, Inc.	1,547	52,459
Thrifts & Mortgage Finance—1.5%
BankUnited, Inc.	582,048	13,724,692
Flushing Financial Corp.	84,376	1,150,045
OceanFirst Financial Corp.	62,158	892,589
Ocwen Financial Corp.[1]	1,041,296	19,555,539
Oritani Financial Corp.	728,950	10,489,591
Washington Federal, Inc.	184,220	3,111,476
		48,923,932
Health Care—11.5%
Biotechnology—1.4%
Achillion Pharmaceuticals, Inc.[1]	848,223	5,258,983
Halozyme Therapeutics, Inc.[1]	893,581	7,917,128
Indevus Pharmaceuticals, Inc.[1]	14,100	141
Medivation, Inc.[1]	103,665	9,474,981
Myriad Genetics, Inc.[1]	307,737	7,314,908
PDL BioPharma, Inc.	1,119,131	7,419,839

	Shares	Value
Biotechnology Continued
SciClone Pharmaceuticals, Inc.[1]	319,530	$2,239,905
United Therapeutics Corp.[1]	57,849	2,856,584
		42,482,469
Health Care Equipment & Supplies—1.9%
ConMed Corp.	191,810	5,307,383
Cyberonics, Inc.[1]	50,540	2,271,268
Dexcom, Inc.[1]	1,302,975	16,886,556
Greatbatch, Inc.[1]	689,429	15,656,933
IDEXX Laboratories, Inc.[1]	4,594	441,621
Orthofix International NV1	257,090	10,604,963
ResMed, Inc.[1]	159,629	4,980,425
RTI Biologics, Inc.[1]	603,994	2,271,017
Steris Corp.	20,110	630,851
Vascular Solutions, Inc.[1]	91,392	1,147,884
Young Innovations, Inc.	36,290	1,251,642
		61,450,543
Health Care Providers & Services—4.3%
AMERIGROUP Corp.[1]	263,609	17,374,469
AmSurg Corp.[1]	194,399	5,828,082
Assisted Living Concepts, Inc.	132,134	1,878,945
Bio-Reference Laboratories, Inc.[1]	153,408	4,031,562
Chemed Corp.	92,196	5,572,326
DaVita, Inc.[1]	26,230	2,576,048
Ensign Group, Inc. (The)	187,582	5,302,943
Hanger Orthopedic Group, Inc.[1]	146,858	3,765,439
Health Management Associates, Inc., Cl. A1	360,773	2,832,068
HealthSouth Corp.[1]	1,474,925	34,306,756
HMS Holdings Corp.[1]	299,582	9,979,076
Laboratory Corp. of America Holdings[1]	8,920	826,081
LifePoint Hospitals, Inc.[1]	15,814	648,058
Lincare Holdings, Inc.	258,078	8,779,814
Magellan Health Services, Inc.[1]	6,193	280,729

22	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value
Health Care Providers & Services Continued
Metropolitan Health Networks, Inc.[1]	398,120	$3,810,008
MModal, Inc.[1]	20,800	269,984
Molina Healthcare, Inc.[1]	539	12,645
Omnicare, Inc.	135,600	4,234,788
Patterson Cos., Inc.	173,724	5,988,266
PSS World Medical, Inc.[1]	26,758	561,650
Schein (Henry), Inc.[1]	64,640	5,073,594
Select Medical Holdings Corp.[1]	498,332	5,038,137
Skilled Healthcare Group, Inc., Cl. A1	42,880	269,286
Triple-S Management Corp., Cl. B1	60,646	1,108,609
U.S. Physical Therapy, Inc.	131,739	3,350,123
Universal Health Services, Inc., Cl. B	93,705	4,044,308

		137,743,794
Health Care Technology—0.8%
Allscripts Healthcare Solutions, Inc.[1]	63,530	694,383
MedAssets, Inc.[1]	341,677	4,595,556
Medidata Solutions, Inc.[1]	842	27,508
Omnicell, Inc.[1]	254,095	3,719,951
SXC Health Solutions Corp.[1]	173,910	17,253,611

		26,291,009
Life Sciences Tools & Services—0.9%
Bruker Corp.[1]	115,240	1,533,844
Cambrex Corp.[1]	495,830	4,665,760
Charles River Laboratories International, Inc.[1]	70,680	2,315,477
eResearch Technology, Inc.[1]	114,109	911,731
Waters Corp.[1]	215,385	17,116,646
		26,543,458
Pharmaceuticals—2.2%
Endo Pharmaceuticals Holdings, Inc.[1]	135,440	4,195,931
MAP Pharmaceuticals, Inc.[1]	436,360	6,536,673
Obagi Medical Products, Inc.[1]	111,699	1,705,644

	Shares	Value
Pharmaceuticals Continued
Questcor Pharmaceuticals, Inc.[1]	957,030	$50,952,277
Santarus, Inc.[1]	246,268	1,746,040
Vivus, Inc.[1]	195,310	5,574,147
		70,710,712
Industrials—15.3%
Aerospace & Defense—1.4%
B/E Aerospace, Inc.[1]	722,854	31,559,806
Curtiss-Wright Corp.	158,899	4,933,814
Exelis, Inc.	46,010	453,659
LMI Aerospace, Inc.[1]	53,260	925,659
Moog, Inc., Cl. A1	131,370	5,432,150
		43,305,088
Air Freight & Logistics—0.6%
Forward Air Corp.	57,637	1,859,946
Hub Group, Inc., Cl. A1	393,243	14,235,397
Park-Ohio Holdings Corp.[1]	61,438	1,169,165
UTi Worldwide, Inc.	145,824	2,130,489
		19,394,997
Airlines—0.3%
Alaska Air Group, Inc.[1]	5,798	208,148
Delta Air Lines, Inc.[1]	215,240	2,356,878
JetBlue Airways Corp.[1]	764,580	4,052,274
Spirit Airlines, Inc.[1]	134,230	2,612,116
		9,229,416
Building Products—0.0%
Gibraltar Industries, Inc.[1]	20,894	216,880
Commercial Services & Supplies—2.7%
Acco Brands Corp.[1]	139,230	1,439,638
Cintas Corp.	145,925	5,634,164
Deluxe Corp.	326,218	8,135,877
Encore Capital Group, Inc.[1]	169,910	5,032,734
Intersections, Inc.	117,711	1,865,719
Knoll, Inc.	149,278	2,003,311
Miller (Herman), Inc.	168,420	3,119,138
Mine Safety Appliances Co.	3,110	125,146
Quad Graphics, Inc.	33,520	482,018
Steelcase, Inc., Cl. A	321,610	2,904,138

23	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Commercial Services & Supplies Continued
Sykes Enterprises, Inc.[1]	96,009	$1,532,304
Tetra Tech, Inc.[1]	241,562	6,299,937
Waste Connections, Inc.	1,604,692	48,012,385
		86,586,509
Construction & Engineering—1.7%
Aecom Technology Corp.[1]	254,760	4,190,802
Dycom Industries, Inc.[1]	36,300	675,543
EMCOR Group, Inc.	14,730	409,789
KBR, Inc.	1,712,371	42,312,687
Primoris Services Corp.	113,550	1,362,600
URS Corp.	179,839	6,272,784
		55,224,205
Electrical Equipment—1.3%
AZZ, Inc.	8,850	542,151
Belden, Inc.	110,644	3,689,977
Brady Corp., Cl. A	124,911	3,436,302
EnerSys, Inc.[1]	156,736	5,496,732
General Cable Corp.[1]	274,817	7,128,753
Regal-Beloit Corp.	362,130	22,546,214
		42,840,129
Industrial Conglomerates—0.1%
Standex International Corp.	72,347	3,079,812
Machinery—1.5%
Actuant Corp., Cl. A	257,563	6,995,411
AGCO Corp.[1]	840	38,413
Altra Holdings, Inc.	78,912	1,245,231
Barnes Group, Inc.	119,593	2,904,914
Briggs & Stratton Corp.	49,958	873,765
Columbus McKinnon Corp.[1]	73,719	1,112,420
EnPro Industries, Inc.[1]	3,060	114,352
Freightcar America, Inc.	74,210	1,704,604
Gardner Denver, Inc.	4,628	244,867
Kadant, Inc.[1]	113,323	2,657,424
Kennametal, Inc.	3,410	113,042
Miller Industries, Inc.	109,701	1,747,537
NACCO Industries, Inc., Cl. A	17,620	2,048,325

	Shares	Value
Machinery Continued
Navistar International Corp.[1]	75,321	$2,136,857
Tennant Co.	6,420	256,479
Toro Co. (The)	4,030	295,359
TriMas Corp.[1]	139,493	2,803,809
Wabtec Corp.	218,372	17,035,200
Watts Water Technologies, Inc., Cl. A	141,171	4,706,641
Xylem, Inc.	19,870	500,128
		49,534,778
Professional Services—3.1%
Dun & Bradstreet Corp.	5,080	361,544
GP Strategies Corp.[1]	125,265	2,313,645
ICF International, Inc.[1]	191,862	4,573,990
Insperity, Inc.	172,638	4,669,858
Kforce, Inc.[1]	70,625	950,613
Korn-Ferry International[1]	1,335,272	19,161,153
Navigant Consulting, Inc.[1]	262,614	3,319,441
Robert Half International, Inc.	2,048,327	58,520,702
TrueBlue, Inc.[1]	311,560	4,822,949
		98,693,895
Road & Rail—2.2%
Celadon Group, Inc.	103,030	1,687,631
Genesee & Wyoming, Inc., Cl. A1	364,488	19,259,546
Old Dominion Freight Line, Inc.[1]	1,002,617	43,403,290
Swift Transportation Co.[1]	488,890	4,620,011
		68,970,478
Trading Companies & Distributors—0.4%
Aceto Corp.	22,229	200,728
Applied Industrial Technologies, Inc.	128,928	4,750,997
Beacon Roofing Supply, Inc.[1]	258,909	6,529,685

		11,481,410
Information Technology—14.4%
Communications Equipment—1.9%
Arris Group, Inc.[1]	284,475	3,957,047

24	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value
Communications Equipment Continued
Aruba Networks, Inc.[1]	1,317,446	$19,827,562
Brocade Communications Systems, Inc.[1]	1,099,513	5,420,599
Emulex Corp.[1]	475,731	3,425,263
Finisar Corp.[1]	1,310,258	19,601,460
Globecomm Systems, Inc.[1]	119,890	1,215,685
Plantronics, Inc.	101,696	3,396,646
Polycom, Inc.[1]	337,380	3,549,238

		60,393,500
Computers & Peripherals—1.6%
Diebold, Inc.	112,960	4,169,354
Electronics for Imaging, Inc.[1]	310,157	5,040,051
Lexmark International, Inc., Cl. A	13,750	365,475
NCR Corp.[1]	244,017	5,546,506
QLogic Corp.[1]	64,894	888,399
Western Digital Corp.[1]	1,200,607	36,594,501

		52,604,286
Electronic Equipment & Instruments—0.5%
Avnet, Inc.[1]	25,367	782,826
Celestica, Inc.[1]	294,960	2,141,410
Elster Group SE, ADR[1]	173,471	3,521,461
Flextronics International Ltd.[1]	360,690	2,236,278
GSI Group, Inc.[1]	162,110	1,857,781
Itron, Inc.[1]	9,075	374,253
Molex, Inc.	33,176	794,233
MTS Systems Corp.	12,100	466,455
Newport Corp.[1]	92,758	1,114,951
SYNNEX Corp.[1]	30,590	1,055,049
Zygo Corp.[1]	21,036	375,703

		14,720,400
Internet Software & Services—1.0%
Ancestry.com, Inc.[1]	46,441	1,278,521
AOL, Inc.[1]	48,375	1,358,370
Demand Media, Inc.[1]	92,560	1,036,672
Dice Holdings, Inc.[1]	288,060	2,704,883
Digital River, Inc.[1]	33,648	559,230

	Shares	Value
Internet Software & Services Continued
EasyLink Services International Corp.[1]	33,310	$241,164
IAC/InterActiveCorp	75,770	3,455,112
j2 Global, Inc.	597,047	15,773,982
Move, Inc.[1]	54,310	494,764
Perficient, Inc.[1]	22,240	249,755
ValueClick, Inc.[1]	280,365	4,595,182
XO Group, Inc.[1]	22,371	198,431

		31,946,066
IT Services—2.9%
Acxiom Corp.[1]	485,900	7,341,949
Alliance Data Systems Corp.[1]	3,450	465,750
Amdocs Ltd.[1]	148,590	4,416,095
Booz Allen Hamilton Holding Corp.	325,375	4,971,730
Broadridge Financial Solutions, Inc.	254,752	5,418,575
CACI International, Inc., Cl. A1	532,942	29,322,469
Convergys Corp.	67,812	1,001,583
CSG Systems International, Inc.[1]	236,060	4,079,117
Euronet Worldwide, Inc.[1]	273,327	4,679,358
Genpact Ltd.[1]	62,819	1,044,680
Global Cash Access, Inc.[1]	365,800	2,637,418
Global Payments, Inc.	15,752	680,959
Heartland Payment Systems, Inc.	141,685	4,261,885
Henry (Jack) & Associates, Inc.	2,466	85,126
iGate Corp.[1]	148,450	2,526,619
ManTech International Corp.	38,870	912,279
Maximus, Inc.	87,887	4,548,152
SAIC, Inc.	19,653	238,194
Sapient Corp.	395,810	3,985,807
TeleTech Holdings, Inc.[1]	157,272	2,516,352
TNS, Inc.[1]	71,080	1,275,175
Total System Services, Inc.	251,720	6,023,660

		92,432,932

25	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Office Electronics—0.1%
Zebra Technologies Corp., Cl. A1	67,922	$2,333,800
Semiconductors & Semiconductor Equipment—2.9%
Advanced Micro Devices, Inc.[1]	589,190	3,376,059
Brooks Automation, Inc.	77,085	727,682
Cabot Microelectronics Corp.	9,400	274,574
Cypress Semiconductor Corp.	18,656	246,632
Entegris, Inc.[1]	550,722	4,703,166
GT Advanced Technologies, Inc.[1]	846,045	4,467,118
Integrated Device Technology, Inc.[1]	9,040	50,805
Integrated Silicon Solution, Inc.[1]	138,910	1,401,602
IXYS Corp.[1]	185,271	2,069,477
Magnachip Semiconductor Corp.[1]	53,090	505,948
Semtech Corp.[1]	1,625,649	39,535,784
Skyworks Solutions, Inc.[1]	1,253,286	34,302,438

		91,661,285
Software—3.5%
Actuate Corp.[1]	390,107	2,703,442
BMC Software, Inc.[1]	22,100	943,228
Cadence Design Systems, Inc.[1]	591,660	6,502,343
Ebix, Inc.	172,400	3,439,380
FactSet Research Systems, Inc.	144,369	13,417,655
Fair Isaac Corp.	13,540	572,471
Fortinet, Inc.[1]	827,601	19,216,895
Infoblox, Inc.[1]	32,530	745,913
JDA Software Group, Inc.[1]	20,895	620,373
Manhattan Associates, Inc.[1]	8,598	393,015
Mentor Graphics Corp.[1]	314,080	4,711,200
Net 1 UEPS Technologies, Inc.[1]	222,690	1,863,915
NetScout Systems, Inc.[1]	157,905	3,409,169
SeaChange International, Inc.[1]	132,967	1,094,318

	Shares	Value
Software Continued
Splunk, Inc.[1]	10,750	$302,075
Synopsys, Inc.[1]	238,915	7,031,268
TIBCO Software, Inc.[1]	1,303,562	39,002,575
Vasco Data Security International, Inc.[1]	158,719	1,298,321
Websense, Inc.[1]	309,246	5,792,178

		113,059,734
Materials—5.9%
Chemicals—2.4%
American Vanguard Corp.	11,657	309,960
Chemtura Corp.[1]	171,510	2,486,895
Cytec Industries, Inc.	380,656	22,321,668
Fuller (H.B.) Co.	244,407	7,503,295
Huntsman Corp.	423,894	5,485,188
Innospec, Inc.[1]	72,216	2,138,316
Koppers Holdings, Inc.	101,183	3,440,222
Kronos Worldwide, Inc.	250,031	3,947,989
LSB Industries, Inc.[1]	38,060	1,176,435
Methanex Corp.	106,370	2,961,341
Olin Corp.	253,190	5,289,139
Omnova Solutions, Inc.[1]	9,045	68,199
Schulman (A.), Inc.	227,390	4,513,692
TPC Group, Inc.[1]	26,370	974,372
Tredegar Corp.	32,788	477,393
Valspar Corp. (The)	15,183	796,956
W.R. Grace & Co.[1]	271,480	13,696,166

		77,587,226
Containers & Packaging—1.4%
Ball Corp.	9,289	381,313
Boise, Inc.	107,080	704,586
Graphic Packaging Holding Co.[1]	441,214	2,426,677
Myers Industries, Inc.	186,416	3,198,899
Packaging Corp. of America	1,305,497	36,867,235
Silgan Holdings, Inc.	28,563	1,219,354

		44,798,064
Metals & Mining—1.4%
Aurizon Mines Ltd.[1]	174,010	784,785

26	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value
Metals & Mining Continued
Century Aluminum Co.[1]	1,217,879	$8,927,053
Compass Minerals International, Inc.	235,489	17,963,101
Metals USA Holdings Corp.[1]	116,510	1,853,674
Nevsun Resources Ltd.	73,327	237,579
Noranda Aluminum Holding Corp.	86,130	685,595
Steel Dynamics, Inc.	451,762	5,308,204
Worthington Industries, Inc.	373,007	7,635,453

		43,395,444
Paper & Forest Products—0.7%
Buckeye Technologies, Inc.	218,804	6,233,726
Glatfelter	423,053	6,925,378
KapStone Paper & Packing Corp.[1]	268,686	4,258,673
Neenah Paper, Inc.	116,890	3,119,794
Schweitzer-Mauduit International, Inc.	36,090	2,459,173

		22,996,744
Telecommunication Services—0.4%
Diversified Telecommunication Services—0.2%
Portugal Telecom SA, Sponsored ADR	318,110	1,415,590
Telecom Corp. of New Zealand Ltd., Sponsored ADR	191,967	1,810,249
Vonage Holdings Corp.[1]	2,148,394	4,318,272

		7,544,111
Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	45,755	974,124
USA Mobility, Inc.	318,003	4,089,519

		5,063,643
Utilities—3.3%
Electric Utilities—0.4%
El Paso Electric Co.	72,809	2,414,346

	Shares	Value
Electric Utilities Continued
NV Energy, Inc.	183,550	$3,226,809
Portland General Electric Co.	258,352	6,887,664

		12,528,819
Energy Traders—1.5%
AES Corp. (The)[1]	3,762,275	48,269,988
Gas Utilities—0.1%
UGI Corp.	104,424	3,073,198
Multi-Utilities—0.8%
Avista Corp.	112,940	3,015,498
CenterPoint Energy, Inc.	110,666	2,287,466
CMS Energy Corp.	65,306	1,534,691
NorthWestern Corp.	164,443	6,035,058
Teco Energy, Inc.	362,690	6,550,181
Vectren Corp.	181,955	5,371,312

		24,794,206
Water Utilities—0.5%
American States Water Co.	3,150	124,677
Aqua America, Inc.	684,674	17,089,454

		17,214,131
Total Common Stocks (Cost $2,659,434,876)		3,125,369,512
Investment Company—2.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $65,788,312)	65,788,312	65,788,312
Total Investments, at Value (Cost $2,725,223,188)	100.1%	3,191,157,824
Liabilities in Excess of Other Assets	(0.1)	(3,372,608)

Net Assets	100.0%	$3,187,785,216

27	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments

*June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares June 30, 2011	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	37,550,807	891,183,862	862,946,357	65,788,312
Renewable Energy Group	—	818,930	—	818,930

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 65,788,312	$83,749
Renewable Energy Group			6,084,650	—

			$71,872,962	$83,749

3. Rate shown is the 7-day yield as of June 29, 2012.

See accompanying Notes to Financial Statements.

28	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES    June 29, 20121

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,651,340,175)	$3,119,284,862
Affiliated companies (cost $73,883,013)	71,872,962
3,191,157,824
Cash	490,824
Receivables and other assets:
Investments sold	25,018,857
Dividends	4,252,224
Expense waivers/reimbursements due from manager	7,775
Other	117,994
Total assets	3,221,045,498
Liabilities
Payables and other liabilities:
Investments purchased	26,320,908
Shares of beneficial interest redeemed	5,347,962
Transfer and shareholder servicing agent fees	756,920
Distribution and service plan fees	450,394
Shareholder communications	245,199
Trustees’ compensation	85,376
Other	53,523
Total liabilities	33,260,282
Net Assets	$3,187,785,216
Composition of Net Assets
Par value of shares of beneficial interest	$146,885
Additional paid-in capital	3,414,506,369
Accumulated net investment income	5,997,772
Accumulated net realized loss on investments and foreign currency transactions	(698,800,446)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	465,934,636
Net Assets	$3,187,785,216

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

29	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,662,530,552 and 76,422,724 shares of beneficial interest outstanding)	$21.75
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$23.08
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,087,641 and 3,560,617 shares of beneficial interest outstanding)	$19.40
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $320,566,414 and 16,410,789 shares of beneficial interest outstanding)	$19.53
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $227,261,480 and 10,786,726 shares of beneficial interest outstanding)	$21.07
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $908,339,129 and 39,703,847 shares of beneficial interest outstanding)	$22.88

See accompanying Notes to Financial Statements.

30	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF OPERATIONS    For the Year Ended June 29, 20121

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $122,852)	$46,504,468
Affiliated companies	83,749
Interest	1,886
Other income	51,270
Total investment income	46,641,373
Expenses
Management fees	20,297,951
Distribution and service plan fees:
Class A	4,171,772
Class B	760,048
Class C	3,268,341
Class N	1,159,018
Transfer and shareholder servicing agent fees:
Class A	5,648,217
Class B	473,256
Class C	1,092,327
Class N	957,903
Class Y	1,749,114
Shareholder communications:
Class A	425,401
Class B	53,078
Class C	102,485
Class N	38,292
Class Y	153,452
Trustees’ compensation	141,282
Custodian fees and expenses	18,864
Administration service fees	1,500
Other	230,234
Total expenses	40,742,535
Less waivers and reimbursements of expenses	(381,406)
Net expenses	40,361,129
Net Investment Income	6,280,244

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

31	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF OPERATIONS     Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$241,491,175
Foreign currency transactions	(55)
Net realized gain	241,491,120
Net change in unrealized appreciation/depreciation on:
Investments	(323,311,794)
Translation of assets and liabilities denominated in foreign currencies	(17)
Net change in unrealized appreciation/depreciation	(323,311,811)
Net Decrease in Net Assets Resulting from Operations	$(75,540,447)

See accompanying Notes to Financial Statements.

32	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 29, 2012[1]	Year Ended June 30, 2011
Operations
Net investment income	$6,280,244	$10,291,364
Net realized gain	241,491,120	631,281,160
Net change in unrealized appreciation/depreciation	(323,311,811)	454,799,404
Net increase (decrease) in net assets resulting from operations	(75,540,447)	1,096,371,928
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,870,465)	—
Class B	—	—
Class C	—	—
Class N	—	—
Class Y	(5,475,891)	(3,607,957)
	(9,346,356)	(3,607,957)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(316,651,609)	(415,952,822)
Class B	(31,227,895)	(35,467,205)
Class C	(53,714,746)	(49,534,757)
Class N	(40,324,183)	(46,774,982)
Class Y	(131,726,021)	(55,353,322)
	(573,644,454)	(603,083,088)
Net Assets
Total increase (decrease)	(658,531,257)	489,680,883
Beginning of period	3,846,316,473	3,356,635,590
End of period (including accumulated net investment income of $5,997,772 and $12,628,164, respectively)	$3,187,785,216	$3,846,316,473

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

33	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FINANCIAL HIGHLIGHTS

	Year Ended June 29,	Year Ended June 30,
Class A	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$21.99	$16.33	$13.70	$17.87	$24.25
Income (loss) from investment operations:
Net investment income (loss)[2]	.04	.05	.02	.08	(.04)
Net realized and unrealized gain (loss)	(.23)	5.61	2.64	(4.22)	(4.28)
Total from investment operations	(.19)	5.66	2.66	(4.14)	(4.32)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	—	(.03)	—	(.05)
Distributions from net realized gain	—	—	—	(.03)	(2.00)
Tax return of capital distribution	—	—	—	—	(.01)
Total dividends and/or distributions to shareholders	(.05)	—	(.03)	(.03)	(2.06)
Net asset value, end of period	$21.75	$21.99	$16.33	$13.70	$17.87
Total Return, at Net Asset Value[3]	(0.85)%	34.66%	19.45%	(23.14)%	(18.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,662,531	$2,026,656	$1,849,907	$1,804,702	$3,304,735
Average net assets (in thousands)	$1,696,301	$2,016,616	$1,988,573	$2,231,028	$3,576,817
Ratios to average net assets:[4]
Net investment income (loss)	0.20%	0.28%	0.13%	0.58%	(0.17)%
Total expenses[5]	1.24%	1.25%	1.31%	1.38%	1.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.24%	1.25%	1.22%	1.19%
Portfolio turnover rate	81%	86%	101%	95%	134%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 29, 2012	1.24%
Year Ended June 30, 2011	1.25%
Year Ended June 30, 2010	1.31%
Year Ended June 30, 2009	1.38%
Year Ended June 30, 2008	1.19%

See accompanying Notes to Financial Statements.

34	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Year Ended June 29,		Year Ended June 30,
Class B	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$19.72	$14.77	$12.46	$16.39	$22.53
Income (loss) from investment operations:
Net investment loss[2]	(.11)	(.09)	(.10)	(.03)	(.17)
Net realized and unrealized gain (loss)	(.21)	5.04	2.41	(3.87)	(3.96)
Total from investment operations	(.32)	4.95	2.31	(3.90)	(4.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	—	—	(.03)	(2.00)
Tax return of capital distribution	—	—	—	—	(.01)
Total dividends and/or distributions to shareholders	—	—	—	(.03)	(2.01)
Net asset value, end of period	$19.40	$19.72	$14.77	$12.46	$16.39
Total Return, at Net Asset Value[3]	(1.62)%	33.51%	18.54%	(23.77)%	(19.25)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,088	$102,861	$106,797	$132,615	$261,085
Average net assets (in thousands)	$76,237	$107,948	$129,492	$160,939	$357,794
Ratios to average net assets:[4]
Net investment loss	(0.63)%	(0.51)%	(0.65)%	(0.21)%	(0.89)%
Total expenses[5]	2.33%	2.29%	2.35%	2.22%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	2.04%	2.05%	2.02%	1.92%
Portfolio turnover rate	81%	86%	101%	95%	134%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 29, 2012	2.33%
Year Ended June 30, 2011	2.29%
Year Ended June 30, 2010	2.35%
Year Ended June 30, 2009	2.22%
Year Ended June 30, 2008	1.92%

See accompanying Notes to Financial Statements.

35	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended June 29,	Year Ended June 30,
Class C	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$19.84	$14.85	$12.53	$16.47	$22.62
Income (loss) from investment operations:
Net investment loss[2]	(.10)	(.08)	(.09)	(.02)	(.16)
Net realized and unrealized gain (loss)	(.21)	5.07	2.41	(3.89)	(3.98)
Total from investment operations	(.31)	4.99	2.32	(3.91)	(4.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	—	—	(.03)	(2.00)
Tax return of capital distribution	—	—	—	—	(.01)
Total dividends and/or distributions to shareholders	—	—	—	(.03)	(2.01)
Net asset value, end of period	$19.53	$19.84	$14.85	$12.53	$16.47
Total Return, at Net Asset Value[3]	(1.56)%	33.60%	18.52%	(23.72)%	(19.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$320,566	$384,059	$329,180	$310,094	$505,404
Average net assets (in thousands)	$327,119	$369,499	$350,612	$342,312	$602,381
Ratios to average net assets:[4]
Net investment loss	(0.56)%	(0.45)%	(0.63)%	(0.18)%	(0.86)%
Total expenses[5]	2.00%	1.99%	2.06%	2.08%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	1.97%	2.01%	1.98%	1.88%
Portfolio turnover rate	81%	86%	101%	95%	134%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 29, 2012	2.00%
Year Ended June 30, 2011	1.99%
Year Ended June 30, 2010	2.06%
Year Ended June 30, 2009	2.08%
Year Ended June 30, 2008	1.88%

See accompanying Notes to Financial Statements.

36	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Year Ended June 29,	Year Ended June 30,
Class N	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$21.30	$15.86	$13.32	$17.42	$23.70
Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.01	(.02)	.04	(.09)
Net realized and unrealized gain (loss)	(.22)	5.43	2.57	(4.11)	(4.18)
Total from investment operations	(.23)	5.44	2.55	(4.07)	(4.27)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.01)	—	—
Distributions from net realized gain	—	—	—	(.03)	(2.00)
Tax return of capital distribution	—	—	—	—	(.01)
Total dividends and/or distributions to shareholders	—	—	(.01)	(.03)	(2.01)
Net asset value, end of period	$21.07	$21.30	$15.86	$13.32	$17.42
Total Return, at Net Asset Value[3]	(1.08)%	34.30%	19.15%	(23.34)%	(18.87)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$227,261	$273,682	$242,128	$205,574	$275,975
Average net assets (in thousands)	$232,102	$269,808	$244,540	$210,488	$289,699
Ratios to average net assets:[4]
Net investment income (loss)	(0.07)%	0.03%	(0.11)%	0.31%	(0.47)%
Total expenses[5]	1.57%	1.60%	1.68%	1.79%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%	1.49%	1.49%	1.49%	1.48%
Portfolio turnover rate	81%	86%	101%	95%	134%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 29, 2012	1.57%
Year Ended June 30, 2011	1.60%
Year Ended June 30, 2010	1.68%
Year Ended June 30, 2009	1.79%
Year Ended June 30, 2008	1.55%

See accompanying Notes to Financial Statements.

37	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended June 29,	Year Ended June 30,
Class Y	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$23.12	$17.17	$14.38	$18.75	$25.32
Income (loss) from investment operations:
Net investment income[2]	.13	.14	.10	.13	.05
Net realized and unrealized gain (loss)	(.24)	5.89	2.77	(4.44)	(4.47)
Total from investment operations	(.11)	6.03	2.87	(4.31)	(4.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.08)	(.08)	(.03)	(.14)
Distributions from net realized gain	—	—	—	(.03)	(2.00)
Tax return of capital distribution	—	—	—	—	(.01)
Total dividends and/or distributions to shareholders	(.13)	(.08)	(.08)	(.06)	(2.15)
Net asset value, end of period	$22.88	$23.12	$17.17	$14.38	$18.75
Total Return, at Net Asset Value[3]	(0.40)%	35.14%	20.00%	(22.93)%	(18.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$908,339	$1,059,058	$828,624	$877,926	$1,020,424
Average net assets (in thousands)	$904,802	$ 992,951	$914,353	$926,200	$ 746,300
Ratios to average net assets:[4]
Net investment income	0.60%	0.69%	0.55%	0.93%	0.25%
Total expenses[5]	0.85%	0.83%	0.83%	0.89%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.83%	0.83%	0.89%	0.76%
Portfolio turnover rate	81%	86%	101%	95%	134%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 29, 2012	0.85%
Year Ended June 30, 2011	0.83%
Year Ended June 30, 2010	0.83%
Year Ended June 30, 2009	0.89%
Year Ended June 30, 2008	0.76%

See accompanying Notes to Financial Statements.

38	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS    June 29, 2012

1. Significant Accounting Policies

Oppenheimer Main Street Small- & Mid-Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares. Class B shares are no longer offered for new purchase after June 29, 2012. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to

39	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$4,184,971	$—	$688,878,978	$457,911,347

40	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

1. As of June 29, 2012, the Fund had $688,878,978 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2018	$688,878,978

2. During the fiscal year ended June 29, 2012, the Fund utilized $244,148,864 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended June 30, 2011, the Fund utilized $609,080,473 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for June 30, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$291,435	$3,564,280	$3,272,845

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 was as follows:

	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$9,346,356	$3,607,957

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,733,246,477

Gross unrealized appreciation	$574,048,952
Gross unrealized depreciation	(116,137,605)

Net unrealized appreciation	$457,911,347

41	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the

42	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the

43	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at

44	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

45	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$550,929,585	$—	$—	$550,929,585
Consumer Staples	66,797,817	—	—	66,797,817
Energy	207,714,254	—	—	207,714,254
Financials	679,730,697	—	—	679,730,697
Health Care	365,221,844	—	141	365,221,985
Industrials	488,557,597	—	—	488,557,597
Information Technology	459,152,003	—	—	459,152,003
Materials	188,777,478	—	—	188,777,478
Telecommunication Services	12,607,754	—	—	12,607,754
Utilities	105,880,342	—	—	105,880,342
Investment Company	65,788,312	—	—	65,788,312

Total Assets	$3,191,157,683	$—	$141	$3,191,157,824

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 29, 2012		Year Ended June 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	10,534,968	$217,777,232	17,025,869	$332,860,164
Dividends and/or distributions reinvested	192,909	3,653,701	—	—
Redeemed	(26,485,815)	(538,082,542)	(38,122,341)	(748,812,986)

Net decrease	(15,757,938)	$(316,651,609)	(21,096,472)	$(415,952,822)

46	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Year Ended June 29, 2012		Year Ended June 30, 2011
	Shares	Amount	Shares	Amount
Class B
Sold	492,331	$9,100,716	671,549	$11,957,218
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,147,309)	(40,328,611)	(2,688,917)	(47,424,423)

Net decrease	(1,654,978)	$(31,227,895)	(2,017,368)	$(35,467,205)

Class C
Sold	1,802,033	$33,537,173	2,607,237	$47,265,544
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(4,745,752)	(87,251,919)	(5,422,660)	(96,800,301)

Net decrease	(2,943,719)	$(53,714,746)	(2,815,423)	$(49,534,757)

Class N
Sold	2,700,750	$53,824,937	3,393,296	$64,902,593
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(4,764,737)	(94,149,120)	(5,810,545)	(111,677,575)

Net decrease	(2,063,987)	$(40,324,183)	(2,417,249)	$(46,774,982)

Class Y
Sold	8,968,365	$190,190,757	13,483,211	$274,079,268
Dividends and/or distributions reinvested	257,688	5,122,831	153,042	3,216,944
Redeemed	(15,323,841)	(327,039,609)	(16,102,443)	(332,649,534)

Net decrease	(6,097,788)	$(131,726,021)	(2,466,190)	$(55,353,322)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$2,630,360,935	$3,234,971,459

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

47	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 29, 2012, the Fund paid $9,760,608 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 29, 2012 were as follows:

Class C	$11,507,833
Class N	6,570,979

48	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
June 29, 2012	$229,510	$2,421	$124,176	$14,960	$586

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $41,574 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

During the year ended June 29, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$202,614
Class N	137,218

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

49	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

50	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$2,100

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

51	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,722 and $2,409, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of June 29, 2012, the Fund had no outstanding forward contracts.

7. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011,

52	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

53	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Main Street Small- & Mid-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small- & Mid-Cap Fund, including the statement of investments, as of June 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Main Street Small-& Mid-Cap Fund for the year ended prior to July 1, 2008 were audited by other auditors whose report dated August 8, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 29, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small- & Mid-Cap Fund as of June 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

August 16, 2012

54	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Dividends, if any, paid by the Fund during the fiscal year ended June 29, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 29, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $33,750,888 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended June 29, 2012, the maximum amount allowable but not less than $8,055 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

55	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

SPECIAL SHAREHOLDER MEETING    (Unaudited)

On February 29, 2012, a shareholder meeting of Oppenheimer Main Street Small- & Mid-Cap Fund (the “Fund”) was held at which the twelve Trustees identified below were elected (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals, except for Sub-Proposal No. 2o) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	93,165,445	1,775,969
Edward L. Cameron	93,215,977	1,725,426
Jon S. Fossel	93,218,971	1,722,443
Sam Freedman	93,252,308	1,689,106
Richard F. Grabish	93,285,201	1,656,212
Beverly L. Hamilton	93,284,102	1,657,311
Robert J. Malone	93,283,764	1,657,650
F. William Marshall, Jr.	93,208,366	1,733,048
Victoria J. Herget	93,281,310	1,660,104
Karen L. Stuckey	93,286,628	1,654,786
James D. Vaughn	93,277,899	1,663,514
William F. Glavin, Jr.	93,189,084	1,752,330

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
67,308,072	5,834,670	1,654,568	20,144,103

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
67,375,802	5,781,300	1,640,208	20,144,103

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
67,244,180	5,878,655	1,674,468	20,144,103

2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
67,240,611	5,900,425	1,656,273	20,144,103

2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
67,384,247	5,763,443	1,649,622	20,144,103

2g-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
67,332,398	5,800,132	1,664,781	20,144,103

2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
67,331,110	5,741,843	1,724,352	20,144,103

56	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
67,253,131	5,881,872	1,662,302	20,144,103

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
70,447,100	2,845,456	1,676,767	20,144,103

On March 7, 2012, following adjournment from the February 29, 2012 meeting, Sub-Proposal No. 2o was approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

2o: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
61,099,030	12,992,515	1,787,711	17,121,362

57	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

58	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

59	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

TRUSTEES AND OFFICERS    Continued

Sam Freedman, Trustee (since 1999) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios

60	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Victoria J. Herget, Continued	in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and

61	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

TRUSTEES AND OFFICERS    Continued

James D. Vaughn, Continued	Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

62	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Anello, Vardharaj, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Age: 45	Vice President of the Manager (since May 2009). Prior to joining the Manager, a portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); a managing director at The Guardian Life Insurance Company of America (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; a team leader and co-portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2011) Age: 47	Vice President of the Manager (since May 2009); has served as sector manager for energy and utilities for the Manager’s Main Street Investment Team (since May 2009). Prior to joining the Manager, portfolio manager of the RS All Cap Dividend product (July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. He joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Age: 41	Vice President of the Manager (since May 2009). Prior to joining the Manager, a sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009); a quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

63	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

TRUSTEES AND OFFICERS    Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

64	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND®

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

65	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

66	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

67	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $30,300 in fiscal 2012 and $30,300 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant’s annual financial statements billed $371,806 in fiscal 2012 and $206,000 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services for GIPs attestation procedures.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $8,300 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $689,570 in fiscal 2012 and $214,300 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Small- & Mid- Cap Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/9/2012